SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 31, 2002

Date of Report (Date of earliest event reported)

Axesstel, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-28135	19822205
State of Incorporation	Commission File Number	IRS Employer Identification Number

6305 Lusk Boulevard, San Diego, California 92121

 (address of principal executive offices)

(858) 625-2100

(Registrant’s telephone number, including area code)

Item 1. Changes in Control of Registrant.

On August 31, 2002, Miracom Industries, Inc. (“Miracom”) acquired through a tender offer one hundred percent (100%) of the issued and outstanding capital stock of Axesstel, Inc., a California corporation. The terms of the tender offer are set forth in the Corporate Combination Agreement dated as of July 16, 2002 between Miracom and Axesstel. A copy of the Corporate Combination Agreement is attached hereto as

Exhibit 1.1

The stockholders of Axesstel received 0.302591758 shares of the common stock of Miracom for each one (1) share of Axesstel common stock they owned immediately prior to the closing of the transaction. The calculation of the number of Miracom’s common shares issued to each Axesstel stockholder was rounded down to the nearest whole share.

Each outstanding option and warrant for the purchase of Axesstel common stock has been assumed by Miracom. The number of shares subject to each outstanding option or warrant has been adjusted so that each option or warrant to purchase one (1) share of Axesstel common stock is now an option or warrant to purchase 0.302591758 share of Miracom’s common stock.

A one-for-twenty nine reverse split of the outstanding shares of Miracom was effected prior to the issuance of shares to former Axessel shareholders and the name of Miracom has been changed to “Axesstel, Inc.”

As a result of the tender offer, former Axesstel stockholders, optionholders and warrant holders own approximately 95% of Miracom on a fully diluted basis.

The members of Miracom’s board of directors immediately, prior to the transaction, resigned from the board. The following people have been appointed to Miracom’s board of directors: Mike Kwon, Jason Kim, John Chough and Satoro Yukie.

In connection with the tender offer, Miracom and the stockholders of Axesstel entered into the Subscription Agreement attached to the initial 8-K filed on September 16, 2002 as Exhibit 1.2.

Axesstel, Inc. provides wireless local loop phones and terminals, wireless payphones and enhanced limited mobility phones to commercial customers that are ideal for developing countries where the basic telephony infrastructure has inadequate capacity to meet the growing demand for voice and data. The current business operations of Axesstel will constitute all of the business operations of Miracom.

Security Ownership of Certain Beneficial Owners

The following table sets forth information concerning the beneficial ownership of Axesstel’s common stock after the closing of the tender offer by all persons known by us to own beneficially 5% or more of the common stock. The number of shares beneficially owned by each stockholder is determined under rules issued by the Securities and Exchange Commission and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual has the right to acquire within 60 days of the October 31, 2002 through the exercise of any warrant, option or other right. These shares, however, are not considered outstanding when computing the percentage ownership of any other person. Percentage of ownership is based upon 6,077,816 shares of common stock outstanding after the closing of the tender offer. Unless otherwise indicated, the address of all listed stockholders is c/o Axesstel, Inc., 6305 Lusk Boulevard, San Diego, CA 92121.

Name of Beneficial Owner	Number of Shares Owned	Percentage Beneficially Owned
Hyung Po Kwon (1)	4,073,065	52.1
Satoru Yukie (2)	1,210,366	16.6
Jin Yong Kim (3)	569,828	8.7

(1) Includes 2,329,956 shares of common stock and options and warrants to purchase an aggregate of 1,743,109 shares of common stock that are currently exercisable.

(2) Consists of warrants to purchase 1,210,366 shares of common stock that are currently exercisable.

(3) Consists of 102,881 shares of common stock and options to purchase an aggregate of 466,847 shares of common stock that are currently exercisable.

Item 2. Acquisition or Disposition of Assets

As described in Item 1 above, as a result of the tender offer, Miracom has acquired one hundred percent (100%) of the issued and outstanding capital stock of Axesstel. Please see Item 1 above for additional disclosure regarding the acquisition.

Item 7. Financial Statements and Exhibits.

December 31, 2000 Financial Statements

INDEPENDENT AUDITORS' REPORT

The Board of Directors

Axesstel, Inc. and Subsidiary

San Diego, California

We have reviewed the accompanying consolidated balance sheet of Axesstel, Inc. and subsidiary as of December 31, 2000 and the related consolidated statements of operations and comprehensive loss, stockholders' equity (deficit), and cash flows for the six-month period then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance auditing standards generally accepted in the United Stated of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles use and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for out opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Axesstel, Inc. and subsidiary as of December 31, 2000, and the consolidated results of their operations and their consolidated cash flows for the six-month period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 tot he consolidated financial statements, the Company has suffered loss from operations that raises substantial doubt about the ability to continue as a going concern.  Management's plans in regards to this matter are also described in Note 3.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                                                                                                /s/  Kwang-Ho Lee, CPA

                                                                                                                                KENNY H. LEE CPA GROUP

October 3, 2002

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

December 31, 2000

Dec. 31, 2000
ASSETS
Current assets

Cash and cash equivalents	$ 408,858
Accounts receivable, net of allowance for doubtful accounts of $0	39,000
Investment in government bond	350
Prepaid expenses and other current assets	161,719

Total current assets	609,927

Property and equipment, net (note 4)	424,644

Other assets (note 5)	5,295,521

Total assets	$ 6,330,092

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

Accounts payable	$ 33,840
Contracts Payable (note 6)	3,154,941
Accrued expenses and other liabilities	58,131

Total current liabilities	3,246,912

Long-term liabilities	-

Total long-term liabilities	-

Commitments and contingencies

Stockholders' equity

Preferred stock, no par value. Authorized 10,000,000 shares; Convertible Series A preferred stock; 4,400,000 shares issued and outstanding (note 5, 8)	1,840,000
Convertible Series B preferred stock; 2,000,000 shares issued and outstanding (note 5)	1,500,000
Common stock, no par value. Authorized 40,000,000 shares; 19,730,000 shares issued and outstanding (note 5)	50,000
Stock Subscription (note 5)	(47,850)
Accumulated other comprehensive income	184,654
Accumulated deficit	(443,624)

Total stockholders' equity	3,083,180

Total liabilities and stockholders' equity	$ 6,330,092

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Six-Month Period Ended December 31, 2000

2000
Net Sales	$ 40,180

Cost of goods sold	33,600

Gross Profit	6,580

Selling, general and administrative expenses	650,797

Operating Income (loss)	(644,217)

Other income (expense)
Interest income and other income	4,527

Total other income (expense)	4,527

Income (loss) before income taxes	(639,690)

Provision for income taxes	-

Net income (loss)	(443,624)

Other comprehensive income (loss)
Foreign currency translation adjustment	184,654

Comprehensive loss	$ (258,970)

Basic and diluted earnings (loss) per common share	$ (0.01)

Weighted average number of common shares	19,730,000

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

For the Six-Month Period Ended June 30, 2002 (Unaudited)

	Convertible		Convertible						Accumulated Other		Total Stockholders
	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in	Stock	Comprehensive	Retained	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Subscriptions	Income (Loss)	Earnings	(Deficit)
Balance at July 12, 2000	-	$ -	-	$ -	-	$ -	-	-	$ -	$ -	$ -
Issuance of Common Stock (note 8)					19,730,000	50,000		(47,850)			2,150
Issuance of series A convertible preferred stock (note 5)	2,400,000	840,000									840,000
Issuance of series A convertible preferred stock (note 8)	2,000,000	1,000,000									1,000,000
Issuance of series B convertible preferred stock (note 5)			2,000,000	1,500,000							1,500,000
Cumulative translation adjustment									184,654		184,654
Net loss										(443,624)	(443,624)
Balance at December 31, 2000	4,400,000	$1,840,000	2,000,000	$1,500,000	19,730,000	$50,000	$ -	$ (47,850)	$184,654	$(443,624)	$3,083,180

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six-Month Period Ending December 31, 2000

2002
Cash flow from operating activities:
Net Income	$ (443,624)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	37,124
(Increase) decrease in
Accounts receivable	(39,000)
Prepaid expenses and other current assets	(161,719)
Deferred tax assets - other assets	(196,066)
Prepaid security deposits - other assets	(84,958)
Increase (decrease) in
Accounts payable	33,840
Contracts payable	3,154,941
Accrued expenses and other liabilities	58,131
Total adjustments	2,802,293
Net cash provided by (used in) operating activities	2,358,669

Cash flow from investing activities:
Acquisition of property and equipment	(459,397)
Acquisition of intangible assets (license) - other assets	(3,000,000)
Acquisition of intangible assets - other assets	(2,016,868)
Investment in government bond	(350)
Net cash provided by (used in) investing activities	(5,476,615)

Cash flow from financing activities:
Issuance of common stock	50,000
Increase in stock subscription receivable	(47,850)
Issuance of convertible series A preferred stock	1,840,000
Issuance of convertible series B preferred stock	1,500,000
Net cash provided by (used in) financing activities	3,342,150

Cumulative translation adjustment	184,654

Net increase in cash and cash equivalents	408,858

Cash and cash equivalents at beginning of period	-
Cash and cash equivalents at end of period	$ 408,858

Supplemental disclosure of cash flow information:
Cash paid during period for:
Interest	$ -
Income tax	$ 800

The accompanying notes are an integral part of these financial statements.

AXESSTEL, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2000

  (1) Organization and Line of Business

    Axesstel, Inc. (the Company) was incorporated in the state of California on July 12, 2000. It develops, designs, and markets telecommunication products such as WLL CDMA and TDD with state-of-the art high speed data access modules based on Qualcomm's High Data Rate (HDR). Most of the products are distributed to overseas markets such as the third-world developing countries, and some to the domestic telecommunication wholesalers.

    The Company established a wholly owned subsidiary named 'Axesstel Korea, Ltd.' in Korea in July 2000, in order to engage in research and development activities and to outsource manufacturers of telecommunication products and parts.

  (2) Summary of Significant Accounting Policies

     Affirmative Statement

    The accompanying consolidated financial statements have been adjusted to include all adjustments which in the opinion of the management of the Company are necessary in order to make the consolidated financial statements not misleading.

     Principles of Consolidation

    The consolidated financial statements include the accounts of Axesstel, Inc. and its wholly owned subsidiary, Axesstel Korea, Ltd. All significant inter-company accounts and transactions are eliminated in consolidation.

     Revenue Recognition

    Revenues on product sales are generally recognized when products are shipped. The Company does not provide a specific return policy. When the products are returned, the Company normally exchanges the products or provides credits to the customers. The returned products are directly shipped out to the supplier and receive new products or credits from the supplier. The Company does not provide sales discounts to the customers.

     Comprehensive Income

    For the year ended December 31, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities.

     Cash and Cash Equivalents

    For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of six months or less to be cash equivalents.

     Property and Equipment

    Property and equipment are recorded at cost. Maintenance and repairs are expensed as paid, and expenditures that increase the useful life of the asset are capitalized.  For financial reporting purposes, depreciation is provided using the straight-line method over the following estimated useful lives of the respective assets.

                 Machinery and equipment                             5 to 6 years

                 Office equipment                                             5 to 6 years

                 Furniture and fixtures                                      6 to 7 years

                 Leasehold improvements                               5 to 6 years

     Fair Value of Financial Instruments

    The Company measures its financial assets and liabilities in accordance with the requirements of Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments." The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value due to their short-term maturities of these instruments. The carrying amount of the contract payable also approximates fair value, because the estimated fair value of the contract is based upon the current rate at which the Company could borrow fund with a similar maturity.

     Stock-Based Compensation

    SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current implicit value accounting method specified in Accounting Principles Bulletin ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation issued to employees. The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation.

     Income Taxes

    The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes", which was adopted in 2000.

    In accordance with SFAS No. 109, Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial report amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period, if any, and the change during the period in deferred tax assets and liabilities.

     Loss per Share

    The Company utilizes SFAS No. 128, "Earnings per Share." A basic loss per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding. Diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  Because the Company has incurred net losses, basic and diluted loss per share are the same.

     Foreign Currency Exchange Gains and Losses

    The reporting currency for the Company is the United States dollar. The functional currency of the Company's foreign subsidiary is the Korean won. Subsidiary's assets and liabilities are translated into United States dollars at the exchange rate in effect at the balance sheet date. Revenue and expenses are translated at weighted average rate of exchange prevailing during the period. The resulting cumulative translation adjustments are disclosed as a component of accumulative other comprehensive income (loss) in shareholders' equity. Foreign currency transaction gains and losses are recorded in the statements of operations and comprehensive loss as a component of general and administrative expense.

     Estimates

    In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Certain Risks and Concentrations

    Ongoing customer credit evaluations are performed by the Company, and collateral is not required. The Company maintains allowances for potential returns and credit losses. Management believes that no allowance is needed at December 31, 2000.

    The Company's products include components subject to rapid technological change.  Significant technological change could adversely affect the Company's operating results and subject the Company to product returns. While the Company has ongoing programs to minimize the adverse effect of such changes and considers technological change in estimating its allowances, such estimates could change in the future.

     One customer accounted for 97% of the Company's net revenues for the six-month period ended December 31, 2000.  At December 31, 2000, the amount due from such customer was $39,000, which was included in accounts receivable.

    The Company has one major supplier who represented 100% of total purchases during the six-month period ended December 31, 2000.  At December 31, 2000, the amount due to such suppliers was $33,840, which was included in accounts payable.

  (3) Going Concern

    The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern.  For the six-month period ended December 31, 2000, the Company incurred a net loss of $443,624.  However, its net cash provided by operating activities was $2,358,669 and its net cash used in investing activities was $5,476,615.  Management believes that the net loss of $443,624 results mainly from $148,324 of marketing related expenses and $189,475 of salaries and wage expenses which are the integral portion (52%) of the total selling, general and administrative expenses.  This matter raises substantial doubt about the Company's ability to continue as a going concern.  If these expenses were not incurred, management believes that total selling, general, and administrative expenses might be $312,998, resulting in a net loss of $105,825 for the year ended December 31, 2000.

    Management believes, however, that, as the Company is in the development stage, these selling, general and administrative expenses are ingredients for the growth of the Company.  It believes that the widespread marketing strategies to sell the products to the overseas third-world developing countries and the domestic telecommunication wholesalers will result in improvement of operating results of the Company and net earnings will be recorded in the near future.

  (4) Property and Equipment

     Property and equipment at December 31, 2000 consist of the following:

                    Machinery and equipment                                 $ 366,126

                    Office equipment                                                      36,237

                    Furniture and fixtures                                              14,519

                    Leasehold improvements                                        42,515

                                                                                                       459,397

                    Less: accumulated depreciation                             34,753

                        Total                                                                 $ 424,644

Depreciation expense was $34,753 for the six-month period ended December 31, 2000.

  (5) Other Assets

    Other assets consist of security deposits, licensing fee, goodwill and deferred tax assets.

    Development Costs

    In September 2000, Axesstel Korea, Ltd., a wholly owned subsidiary, entered into a contract with Addcom Information, Inc. in Korea to purchase WLL CDMA development rights, ownership and selling rights, etc., including development costs of $1,696,274.

    Since management believes that the development costs have alternative future uses, those costs should be capitalized and amortized over their economic useful lives from the time the benefit from the related products is first realized.  Ordinary research and development costs are charged to current operations as selling and administrative expenses.

    For the six-month period ended December 31, 2000, none of the development costs were amortized as none of the benefit from the related products was realized as of the balance sheet date.

     Licensing Fee Related Party Transaction

    In November 2000, the Company entered into a 'Subscriber Unit License Agreement (the Agreement)' with Qualcomm, Inc. and obtained a license of CDMA (Code Division Multiple Access) technology, Qualcomm's intellectual property, to manufacture and sell Subscriber Units and to purchase certain components and equipment from time to time under regular price orders.

    The 'Agreement' called for the "Up-Front License Fee" of $3,000,000, payable with the Company's Series B Preferred Stock for $1,500,000 and the variable five installment payments for the remaining $1,500,000 maturing no later than three hundred sixty (360) days after the effective date, with no interest.

    Pursuant to the 'Agreement', the Company issued 2,000,000 shares of the Company's Series B Preferred Stock for the purchase price of $0.75 per share of Series B Preferred Stock in November 2000.

     Goodwill

     In November 2000, the Company entered into an 'Asset Purchase and Sale Agreement (the "Agreement")' with Addcom Information, Inc. (AII), a Korea-based company to purchase all of the assets, both tangible and intangible, including North and South America selling rights of WLL CDMA, used in connection with AII's U.S.A.-based business.

     Pursuant to the 'Agreement', the Company issued to AII 2,000,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in consideration for tangible assets of $20,000 and intangible assets (goodwill) of $320,000 of AII's U.S.A.-based business and cash injection of $500,000 from AII.

     In accordance with Accounting Principles Bulletin (APB) Opinion No. 17, 'Intangible Assets', the goodwill acquired is being amortized by straight-line method over a fifteen-year period. Amortization expense for the six-month period ended December 31, 2000 was $1,778.  At December 31, 2000, goodwill, net of amortization, amounted to $318,222.

      Income Taxes - Deferred Tax Assets

     The following table presents the current and deferred income tax (benefit) provision for federal and state income taxes for the six-month period ended December 31, 2000:

            Current tax provision:

                 Federal                                                            $             -

                 State                                                                $             -

                                                                                          $             -

            Deferred tax (benefit) provision:

                 Federal                                                            $(155,608)

                 State                                                                $  (40,458)

                                                                                          $ (196,066)

    Current income taxes are based upon the year's income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes.

     Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income.

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on projections for future taxable income over the periods, during which the deferred tax assets are deductible, management believes that it is more likely that most of the deferred tax assets will be realized.

     As of December 31, 2000, the Company had net operating loss carryforwards for federal income tax purposes of approximately $460,000, which expire through 2020.

  (6) Contracts Payable

    As aforementioned in Note (5), in November 2000, the Company entered into a 'Subscriber Unit License Agreement' with Qualcomm, Inc.  Pursuant to the 'Agreement', the Company has a variable five-installment, non-interest bearing contract payable of $1,500,000 maturing October 2001.  At December 31, 2000, an outstanding balance under the contract was $1,450,000.

    In September 2000, Axesstel Korea, Ltd., a wholly owned subsidiary, entered into an 'Asset Acquisition Contract' with Addcom Information, Inc. (AII) to purchase tangible and intangible assets (e.g. IS-95 WLL development rights, molding and related machinery, office equipment and fixtures) of AII.  Pursuant to the 'Contract', the Company has a non-interest bearing contract payable of $1,875,437 maturing January 2001.  At December 31,2 000, an outstanding balance under the contract was $1,704,941.

  (7) Commitments and Contingencies

     Lease

    At August 29, 2000, the Company entered into a non-cancelable operating sublease expiring November 2001 for office space.

    Future minimum lease payments under the non-cancelable operating lease at December 31, 2000 are as follows:

          Year Ending December 31,

                           2001                                                        $       98,228

                                Total                                                 $        98,228

    Rent expense charged to operations for the six-month period ended December 31, 2000 was $82,330.

     Litigation

     Based upon advice from legal counsel, there are neither existing claims nor pending or threatened litigation, either asserted or unasserted, which would be material to the Company.

  (8) Stockholders' Equity

     Preferred Stock

     Under the Company's second amended and restated Articles of Incorporation, preferred stock may be issued in series, and the Company's Board of Directors is authorized to determine the rights, preferences, and terms of each series.

     Dividends

     The holders of outstanding shares of Series A and Series B preferred stock are entitled to receive in any fiscal year, out of any assets at the time legally available, dividends in cash at the rate per annum of Three Cents ($0.03) per share and Six Cents ($0.06) per share, respectively. Such dividends may be payable quarterly or otherwise, as the Board of Directors may from time to time determine and are not cumulative. As of December 31, 2000, no dividends have been declared.

     Liquidation

     In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of shares of Preferred Stock then outstanding are entitled to be paid, out of any assets of the Company available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made with the respect to the Company's Common Stock, an amount equal to the sum of Forty-One and Sixty-Six One-hundredths Cents ($0.4166) per share of Series A Preferred Stock and an amount equal to the sum of Seventy-Five Cents ($0.75) per share of Series B Preferred Stock, as adjusted to reflect any subsequent stock dividends, stock splits or recapitalizations, and all declared and unpaid dividends to the date fixed for distribution.

     Voting

     The shares of Preferred Stock are voted equally with the shares of the Company's Common Stock at any annual or special meeting of shareholders of the Company, or may act by written consent in the same manner as the Company's Common Stock.

     Conversion

     At the option of the holder, each share of preferred stock is convertible into the number of fully paid and non-assessable shares of common stock which results from dividing the conversion price per share in effect for the preferred stock at the time of conversion into the per share conversion value of such shares. The number of shares of common stock into which each share of Series A and Series B Preferred Stock may be converted is determined by dividing Forty-One and Sixty-Six One-Hundredths Cents ($0.4166) and Seventy-Five Cents ($0.75), respectively, by the conversion price for the Series A and Series B Preferred Stock in effect at the time of conversion. The number of shares into which a share of preferred stock is convertible is referred to as the conversion rate.

     Conversion is automatic at its then effective conversion rate immediately upon the closing of a firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock in which the aggregate proceeds to the Company of at least Ten Million Dollars ($10,000,000) (a "Qualified IPO") or upon the election to convert to common stock all shares of Series A preferred Stock and Series B Preferred Stock with the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a class.

    In November 2000, pursuant to the 'Stock Purchase Agreement' made on July 7, 2000, the Company issued to TBK Electronics Corp. 2,400,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in cash consideration of $1,000,000.

     Common Stock

     Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding.

     For the six-month period ended December 31, 2000, the Company issued 860,000 shares of common stock totaling $2.150, and 18,870,000 shares (no par value, $47,850 of common stock subscription receivable offset against common stock subscribed amount) of common stock subscription.  As of December 31,2 000, none of the common stock subscription rights were exercised.

      Stock Options

     The Company has two incentive stock option plans, Plan A and Plan B, under which shares of common stock are reserved for issuance to employees and consultants. Under the Plans, the Company may grant up to 3,000,000 and 3,600,000 incentive stock options or non-statutory options under Plan A and Plan B, respectively.

     The Company has adopted only the disclosure provisions of SFAS No. 123. It applies Accounting Principles Bulletin ("APB") Option No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for restricted stock and options issued to outside third parties. If the Company had elected to recognize compensation expense based upon the fair value of the share price (determined by the approximate market price at the time of grant) at the grant date for awards under this plan consistent with the methodology prescribed by SFAS No.123, the Company's net loss and loss per share would be reduced to the pro forma amounts indicated below for the six-month period ended December 30, 2000:

                                                                                                    2000

                 Net loss

                    As reported                                                          $(443,624)

                         Pro forma                                                          $(475,307)

                 Basic loss per common share

                    As reported                                                          $     (0.02)

                    Pro forma                                                              $      (0.02)

     The following summarizes all of the Company's stock option transactions:

                                                                      Stock                      Weighted-                       Stock                            Weighted

                                                                    Options                     Average                        Options                             Average

                                                                Outstanding                 Exercise                      Outstanding                     Exercise

                                                                                                          Price                       Outside of Plan                     Price

  Outstanding, July 12,

    2000,                                                                    -

     Granted                                                   396,041                       $ 0.08                                             -                        $           -

     Exercised                                                            -                               -                                              -                        $           -

     Cancelled                                                           -                                -                                              -                        $           -

  Outstanding, Dec. 31,

     2000                                                         396,041                       $ 0.08                                              -                      $            -

  Exercisable, Dec. 31,

     2000                                                          396,041                       $ 0.08                                              -                       $           -

     Information relating to these options is as follows:

                                                                                                                                                                                 Weighted

                                                                                                                                                Weighted-                Average

                                                                                                     Weighted-                          Average                  Exercise

                                                                        Stock                    Average                        Exercise Price              Price of

Exercise                  Stock Options             Options               Remaining                        of Options                  Options

  Price                       Outstanding             Exercisable        Contractual Life                Outstanding              Exercisable

  $ 0.08                            396,041                      396,041                 9.5 years                            $ 0.08                          $ 0.08

                                        396,041                      396,041

     For purposes of computing the pro forma disclosures required by SFAS No. 123, the fair value of each option granted to employees and directors is estimated using the Black  Scholes option-pricing model with the following weighted-average assumptions for the six-month period ended December 31, 2000: dividend yields of 0%, expected volatility of 0%, risk-free interest rate of 6.20%, and expected lives of ten (10) years.

    The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

(9) Segment Information

     The Company operates and tracks its results in one operating segment. The Company manages revenues by geographic region, but does not manage operations by region.

Net revenue by geographic region based on customer locations for the six-month period ended December 31, 2000 was as follows:

            Net revenue

                 United States                                                        $        1,180

                 Pacific Rim                                                                              -

                 Europe                                                                                     -

                 Latin America                                                                39,000

                 Other                                                                                        -

                                                                                                  $      40,180

                Elimination adjustments                                                         -

                 Total                                                                        $      40,180

December 31, 2001 Financial Statements

INDEPENDENT ACCOUNTANTS’

REVIEW REPORT

The Board of Directors

Axesstel, Inc. and Subsidiary

San Diego, California

We have reviewed the accompanying consolidated balance sheet of Axesstel, Inc. and subsidiary as of December 31, 2000 and the related consolidated statements of operations and comprehensive loss, stockholders' equity (deficit), and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance auditing standards generally accepted in the United Stated of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles use and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for out opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Axesstel, Inc. and subsidiary as of December 31, 2001, and the consolidated results of their operations and their consolidated cash flows for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                                /s/  Kwang-Ho Lee, CPA

                                                                                                                                KENNY H. LEE CPA GROUP

October 17, 2002

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

December 31, 2001

December 31, 2001
ASSETS
Current assets

Cash and cash equivalents	$ 558,094
Accounts receivable, net of allowance for doubtful accounts of $0	578,862
Investment in government bond	332
Prepayments and other current assets	345,730

Total current assets	1,483,018

Property and equipment, net (note 3)	632,236

Other assets (note 5)	3,398,903

Total assets	$ 5,514,157

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

Accounts payable	$ 193,374
Contract payable (note 6)	1,300,000
Current installments of obligations under capital leases (note 7)	186,054
Accrued expenses and other liabilities	307,962

Total current liabilities	1,987,390

Long-term liabilities

Obligations under capital leases, excluding current installments (note 7)	309,764

Total long-term liabilities	309,764

Commitments and contingencies

Stockholders' equity

Preferred stock, no par value. Authorized 10,000,000 shares; Convertible Series A preferred stock; 4,400,000 shares issued and outstanding (note 5, 8)	1,840,000
Convertible Series B preferred stock; 2,000,000 shares issued and outstanding (note 5)	1,500,000
Common stock, no par value. Authorized 40,000,000 shares; 11,954,183 shares issued and outstanding (note 8)	50,000
Accumulated other comprehensive loss	(101,804)
Accumulated Deficit	(71,193)

Total stockholders' equity	3,217,003

Total liabilities and stockholders' equity	$ 5,514,157

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Year and Six-Month Period Ended December 31, 2001 and 2000

	2001	2000
Net Sales	$ 11,781,456	$ 40,180

Cost of goods sold	9,586,995	33,600

Gross Profit	2,194,461	6,580

Selling, general and administrative expenses	1,923,981	479,506

Operating Income (loss)	270,480	(472,926)

Other income (expense)
Interest income and other income	7,470	1,821
Interest expense and other expense	(23,973)	-

Total other income (expense)	(16,503)	1,821

Income (loss) from continuing operations before income taxes	253,977	(471,105)

Deferred tax benefit	-	196,066

Provision for income taxes (note 5)	134,512	-

Net income (loss) from continuing operations	119,465	(275,039)

Discontinued operations (note 10):
Income (loss) from discontinued operations	(1,043,935)	(168,585)
Gain on disposition of operating assets subsidiary	1,296,901	-

Income (loss) from discontinued operations	252,966	(168,585)
Net income (loss)	372,431	(443,624)
Other comprehensive income (loss)
Foreign currency translation adjustment	(286,458)	184,654

Comprehensive income (loss)	$ 85,973	$ (258,970)

Basic and diluted earnings (loss) per common share	$ 0.01	$ (0.01)

Weighted average number of common shares	16,507,863	19,730,000

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

For the Six-Month Period and Year Ended December 31. 2001

	Convertible		Convertible						Accumulated Other		Total Stockholders
	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in	Stock	Comprehensive	Retained	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Subscriptions	Income (Loss)	Earnings	(Deficit)
Balance at July 12, 2000	-	$ -	-	$ -	-	-	-	-	$ -	$ -	$ -
Issuance of Common Stock					19,730,000	$ 50,000		(47,850)			2,150
Issuance of series A convertible preferred stock	2,400,000	840,000									840,000
Issuance of series A convertible preferred stock	2,000,000	1,000,000									1,000,000
Issuance of series B convertible preferred stock			2,000,000	1,500,000							1,500,000
Cumulative translation adjustment									184,654		184,654
Net Loss										(443,624)	(443,624)
Balance at December 31, 2000	4,400,000	$ 1,840,000	2,000,000	$1,500,000	19,730,000	$ 50,000	-	$ (47,850)	$ 184,654	$(443,624)	$3,083,180
Issuance of common stock (note 8)					7,701,683			47,850			47,850
Cancellation of common stock (note 8)					(15,477,500)						-
Cumulative translation adjustment									(286,458)		(286,458)
Net income										372,431	372,431
Balance at December 31, 2001	4,400,000	$ 1,840,000	2,000,000	$1,500,000	11,954,183	$ 50,000	-	-	$(101,804)	$(71,193)	$3,217,003

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Year and Six-Month Period Ending December 31, 2001 and 2000

	2001	2000
Cash flow from operating activities:
Net Income (loss)	$ 372,431	$ (443,624)

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	163,471	37,124
(Increase) decrease in
Accounts receivable	(539,862)	(39,000)
Prepayments and other current assets	(184,011)	(161,719)
Deferred tax assets - other assets	133,712	(196,066)
Prepaid security deposits - other assets	45,298	(84,958)
Increase (decrease) in
Accounts payable	159,534	33,840
Contracts payable	(1,854,941)	3,154,941
Accrued expenses and other liabilities	249,831	58,131
Total adjustments	(3,123,869)	2,802,293
Net cash provided by (used in) operating activities	(2,751,438)	(2,358,669)

Cash flow from investing activities:
Acquisition of property and equipment	(755,726)	(459,397)
Acquisition of intangible assets (license) - other assets	-	(3,000,000)
Acquisition of intangible assets - other assets	(1,463,654)	(2,016,868)
Proceeds from disposition of operating assets of subsidiary	4,826,826	-
(Increase) decrease in investment in government bond	18	(350
Net cash provided by (used in) investing activities	2,643,464	(5,476,615)

Cash flow from financing activities:
Issuance of common stock	-	50,000
Increase in stock subscription receivable	-	(47,850)
Proceeds from stock subscription receivable	47,850	-
Issuance of convertible series A preferred stock	-	1,840,000
Issuance of convertible series B preferred stock	-	1,500,000
Increase in obligations under capital leases	583,640	-
Principal repayments under capital lease obligations	(87,822)	-
Net cash provided by (used in) financing activities	543,668	3,342,150

Cumulative translation adjustment	(286,458)	184,654

Net increase in cash and cash equivalents	149,236	408,858

Cash and cash equivalents at beginning of period	408,858	-
Cash and cash equivalents at end of period	$ 558,094	$ 408,858

Supplemental disclosure of cash flow information:
Cash paid during period for:
Interest	$ -	$ -
Income tax	$ -	$ 800

The accompanying notes are an integral part of these financial statements.

AXESSTEL, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

  (1) Organization and Line of Business

    Axesstel, Inc. (the Company) was incorporated in the state of California on July 12, 2000. It develops, designs, and markets telecommunication products such as WLL CDMA and TDD with state-of-the art high speed data access modules based on Qualcomm's High Data Rate (HDR). Most of the products are distributed to overseas markets such as the third-world developing countries, and some to the domestic telecommunication wholesalers.

    The Company established a wholly owned subsidiary named 'Axesstel Korea, Ltd.' in Korea in July 2000, in order to engage in research and development activities and to outsource manufacturers of telecommunication products and parts.

  (2) Summary of Significant Accounting Policies

     Affirmative Statement

    The accompanying consolidated financial statements have been adjusted to include all adjustments which, in the opinion of the management of the Company, are necessary in order to make the consolidated financial statements not misleading.

     Principles of Consolidation

    The consolidated financial statements include the accounts of Axesstel, Inc. and its wholly owned subsidiary, Axesstel Korea, Ltd. All significant inter-company accounts and transactions are eliminated in consolidation.

     Revenue Recognition

    Revenues on product sales are generally recognized when products are shipped. The Company does not provide a specific return policy. When the products are returned, the Company normally exchanges the products or provides credits to the customers. The returned products are directly shipped out to the supplier and receive new products or credits from the supplier. The Company does not provide sales discounts to the customers.

     Comprehensive Income

    For the year ended December 31, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income, as defined, includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities.

     Cash and Cash Equivalents

    For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of six months or less to be cash equivalents.

     Property and Equipment

    Property and equipment are recorded at cost. Maintenance and repairs are expensed as paid, and expenditures that increase the useful life of the asset are capitalized.

    For financial reporting purposes, depreciation is provided using the straight-line method over the following estimated useful lives of the respective assets.

                 Machinery and equipment                             5 to 6 years

                 Office equipment                                             5 to 6 years

                 Furniture and fixtures                                      6 to 7 years

                 Leasehold improvements                               5 to 6 years

     Fair Value of Financial Instruments

    The Company measures its financial assets and liabilities in accordance with the requirements of Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments." The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value due to their short-term maturities of these instruments. The carrying amount of the contract payable also approximates fair value, because the estimated fair value of the contract is based upon the current rate at which the Company could borrow fund with a similar maturity.

     Stock-Based Compensation

    SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current implicit value accounting method specified in Accounting Principles Bulletin ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation issued to employees. The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation.

     Income Taxes

    The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes", which was adopted in 2000.

    In accordance with SFAS No. 109, Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial report amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period, if any, and the change during the period in deferred tax assets and liabilities.

     Earnings per Share

    The Company utilizes SFAS No. 128, "Earnings per Share." A basic earnings per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

     Foreign Currency Exchange Gains and Losses

    The reporting currency for the Company is the United States dollar. The functional currency of the Company's foreign subsidiary is the Korean won. Subsidiary's assets and liabilities are translated into United States dollars at the exchange rate in effect at the balance sheet date. Revenue and expenses are translated at weighted average rate of exchange prevailing during the period. The resulting cumulative translation adjustments are disclosed as a component of accumulative other comprehensive income (loss) in shareholders' equity. Foreign currency transaction gains and losses are recorded in the statements of operations and comprehensive loss as a component of general and administrative expense.

     Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Certain Risks and Concentrations

    Ongoing customer credit evaluations are performed by the Company, and collateral is not required. The Company maintains allowances for potential returns and credit losses. Management believes that no allowance is needed at December 31, 2001.

    The Company's products include components subject to rapid technological change.  Significant technological change could adversely affect the Company's operating results and subject the Company to product returns. While the Company has ongoing programs to minimize the adverse effect of such changes and considers technological change in estimating its allowances, such estimates could change in the future.

     Two customers accounted for 78% and 97% of the Company's net revenues for the year ended December 31, 2001 and for the six-month period ended December 31, 2000, respectively.  At December 31, 2001, none of the accounts receivable was due from such customer.

    The Company has one major supplier, who represented 84% and 100% of total purchases during the year ended December 31, 2001 and for the six-month period ended December 31, 2000, respectively.  At December 31, 2001, none of the accounts payable was due to such supplier.

     Recently Issued Accounting Pronouncements

    In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 143, "Accounting for Asset Retirement Obligations." This statement applies to legal obligations associated with the retirement of long-lived assets from the acquisition, construction, development, and/or the normal operation of long-lived assets, except for certain obligations of lessees.  This statement is not applicable to the Company.

    In July 2001, the FASB issued SFAS No. 141, "Business Combinations." This statement addresses financial accounting and reporting for business combinations and supersedes Accounting Principles Bulletin ("APB") Opinion No. 16, "Business Combinations," and SFAS No. 38, "Accounting for Pre-Acquisition Contingencies of Purchased Enterprises."  All business combinations in the scope of this statement are to be accounted for using one method, the purchase method.  The provisions of this statement apply to all business combinations initiated after June 30, 2001.  Use of the pooling-of-interests method for those business combinations is prohibited.  This statement also applies to all business combinations accounted for usinf the purchase method for which the date of the acquisition is July 1, 2001 or later.

    In July 2001, the FASB issued SFAS No. 142, "Goodwill and other Intangible Assets."  This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, "Intangible Assets."  It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition.  This statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.  It is effective for fiscal years beginning after December 15, 2001.  Early application is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been issued previously.

  (3) Property and Equipment

     Property and equipment at December 31, 2001 consist of the following:

                    Machinery and equipment                                 $ 583,640

                    Office equipment                                                      94,940

                    Furniture and fixtures                                              16,519

                    Leasehold improvements                                          2,314

                                                                                                       697,413

                    Less: accumulated depreciation                             65,177

                        Total                                                                 $ 632,236

Depreciation expense was $142,138 for the year ended December 31, 2001.

  (4) Related Party Transaction

    For the year ended December 31, 2001, the Company engaged in consulting service with Axesstel Korea, Ltd., a wholly owned subsidiary, in the course of its normal business.  The revenue from this service aggregated $530,063 for the year ended December 31, 2001, and none of the accounts receivable was due from the subsidiary at December 31, 2001.

  (5) Other Assets

    Other assets consist of security deposits, licensing fee and goodwill.

     Licensing Fee Related Party Transaction

    In November 2000, the Company entered into a 'Subscriber Unit License Agreement (the Agreement)' with Qualcomm, Inc. and obtained a license of CDMA (Code Division Multiple Access) technology, Qualcomm's intellectual property, to manufacture and sell Subscriber Units and to purchase certain components and equipment from time to time under regular price orders.

    The 'Agreement' called for the "Up-Front License Fee" of $3,000,000, payable with the Company's Series B Preferred Stock for $1,500,000 and the variable five installment payments for the remaining $1,500,000 maturing no later than three hundred sixty (360) days after the effective date, with no interest.

    Pursuant to the 'Agreement', the Company issued 2,000,000 shares of the Company's Series B Preferred Stock for the purchase price of $0.75 per share of Series B Preferred Stock in November 2000.

      Goodwill

     In November 2000, the Company entered into an 'Asset Purchase and Sale Agreement (the "Agreement")' with Addcom Information, Inc. (AII), a Korea-based company to purchase all of the assets, both tangible and intangible, including North and South America selling rights of WLL CDMA, used in connection with AII's U.S.A.-based business.

     Pursuant to the 'Agreement', the Company issued to AII 2,000,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in consideration for tangible assets of $20,000 and intangible assets (goodwill) of $320,000 of AII's U.S.A.-based business and cash injection of $500,000 from AII.

     In accordance with Accounting Principles Bulletin (APB) Opinion No. 17, 'Intangible Assets', the goodwill acquired is being amortized by straight-line method over a fifteen-year period. Amortization expense for the year ended December 31, 2001 was $21,333.  At December 31, 2001, goodwill, net of amortization, amounted to $296,889.

  Income Taxes Deferred Tax Liability

     The following table presents the current and deferred income tax (benefit) provision for federal and state income taxes for the year ended December 31, 2001:

            Current tax provision:

                 Federal                                                            $             -

                 State                                                                $         800

                                                                                          $         800

            Deferred tax (benefit) provision:

                 Federal                                                            $(106,008)

                 State                                                                $  (27,704)

                                                                                          $ (133,712)

            Less prior year deferred tax assets                      196,066

            Less: deferred tax assets at Dec. 31, 2001           62,354

    Current income taxes are based upon the year's income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes.

     Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income.

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on projections for future taxable income over the periods, during which the deferred tax assets are deductible, management believes that it is more likely that most of the deferred tax assets will be realized.

     As of December 31, 2001, the Company had net operating loss carryforwards for federal income tax purposes of approximately $145,000, which expire through 2020.

(6) Contracts Payable

    As aforementioned in Note (5), in November 2000, the Company entered into a 'Subscriber Unit License Agreement' with Qualcomm, Inc.  Pursuant to the 'Agreement', the Company has a variable five-installment, non-interest bearing contract payable of $1,500,000 maturing October 2001.

    In August 2001, the terms and conditions of the 'Agreement' were amended. Pursuant to the 'Amended Agreement', the number of installments was modified into nine variable installments along with late fees and the maturing date was also extended until November 2001.

    At December 31, 2001, an outstanding balance under the contract was $1,300,000.

  (7) Commitments and Contingencies

     Leases

     In July 2001, the Company is obligated under various capital leases for certain equipment that expire in June 2004.

     At October 15, 2001, the Company also entered into a non-cancelable operating lease expiring November 2006 for office space. The lease contains a provision for fixed rent increase, not more than three (3) percent per annum, along with increase in certain operating expenses.

    Rent expense charged to operations for the year ended December 31, 2001 was $141,226.

    Future minimum lease payments under the non-cancelable operating lease and the present value of future minimum capital lease payments as of December 31, 2001 are as follows:

                                                                                                                  Capital                                Operating

                                                                                                                   Leases                                    Lease

          Year Ending December 31,

                            2002                                                                              $ 220,500                                $112,800

                            2003                                                                                 221,029                                  112,800

                            2004                                                                                 110,514                                  112,800

                            2005                                                                                             -                                  112,800

                            2006                                                                                             -                                  103,400

          Total minimum lease payments                                                   $ 552,043                               $554,600

          Less amount representing interest

                 (at rates ranging from 8.41% to 8.48%)                                    56,225

            Present value of net minimum

               Capital lease payments                                                               495,818

             Less current installments of capital

                lease obligations under capital leases                                    186,054

            Obligations under capital

                leases, excluding current                                                        $ 309,764

     Litigation

     Based upon advice from legal counsel, there are neither existing claims nor pending or threatened litigation, either asserted or unasserted, which would be material to the Company.

  (8) Stockholders' Equity

     Preferred Stock

     Under the Company's second amended and restated Articles of Incorporation, preferred stock may be issued in series, and the Company's Board of Directors is authorized to determine the rights, preferences, and terms of each series.

     Dividends

     The holders of outstanding shares of Series A and Series B preferred stock are entitled to receive in any fiscal year, out of any assets at the time legally available, dividends in cash at the rate per annum of Three Cents ($0.03) per share and Six Cents ($0.06) per share, respectively. Such dividends may be payable quarterly or otherwise, as the Board of Directors may from time to time determine and are not cumulative. As of December 31, 2001, no dividends have been declared.

     Liquidation

     In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of shares of Preferred Stock then outstanding are entitled to be paid, out of any assets of the Company available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made with the respect to the Company's Common Stock, an amount equal to the sum of Forty-One and Sixty-Six One-hundredths Cents ($0.4166) per share of Series A Preferred Stock and an amount equal to the sum of Seventy-Five Cents ($0.75) per share of Series B Preferred Stock, as adjusted to reflect any subsequent stock dividends, stock splits or recapitalizations, and all declared and unpaid dividends to the date fixed for distribution.

     Voting

     The shares of Preferred Stock are voted equally with the shares of the Company's Common Stock at any annual or special meeting of shareholders of the Company, or may act by written consent in the same manner as the Company's Common Stock.

     Conversion

     At the option of the holder, each share of preferred stock is convertible into the number of fully paid and non-assessable shares of common stock which results from dividing the conversion price per share in effect for the preferred stock at the time of conversion into the per share conversion value of such shares. The number of shares of common stock into which each share of Series A and Series B Preferred Stock may be converted is determined by dividing Forty-One and Sixty-Six One-Hundredths Cents ($0.4166) and Seventy-Five Cents ($0.75), respectively, by the conversion price for the Series A and Series B Preferred Stock in effect at the time of conversion. The number of shares into which a share of preferred stock is convertible is referred to as the conversion rate.

     Conversion is automatic at its then effective conversion rate immediately upon the closing of a firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock in which the aggregate proceeds to the Company of at least Ten Million Dollars ($10,000,000) (a "Qualified IPO") or upon the election to convert to common stock all shares of Series A preferred Stock and Series B Preferred Stock with the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a class.

    In November 2000, pursuant to the 'Stock Purchase Agreement' made on July 7, 2000, the Company issued to TBK Electronics Corp. 2,400,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in cash consideration of $1,000,000.

     Common Stock

     Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding.

     For the year ended December 31, 2001, the Company issued 7,701,683 shares of common stock and cancelled 15,477,500 shares of common stock. As of December 31, 2001, 18,870,000 shares of common stock subscriptions were fully exercised.

      Stock Options

     The Company has two incentive stock option plans, Plan A and Plan B, under which shares of common stock are reserved for issuance to employees and consultants. Under the Plans, the Company may grant up to 3,000,000 and 3,600,000 incentive stock options or non-statutory options under Plan A and Plan B, respectively.

     The Company has adopted only the disclosure provisions of SFAS No. 123. It applies Accounting Principles Bulletin ("APB") Option No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for restricted stock and options issued to outside third parties. If the Company had elected to recognize compensation expense based upon the fair value of the share price (determined by the approximate market price at the time of grant) at the grant date for awards under this plan consistent with the methodology prescribed by SFAS No.123, the Company's net income and earnings per share would be reduced to the pro forma amounts indicated below for the year ended December 31, 2001:

                                                                                                       2001

                 Net income

                    As reported                                                          $ 372,431

                         Pro forma                                                         $ 217,406

                 Basic earnings per common share

                    As reported                                                          $      0.01

                    Pro forma                                                              $       0.01

     The following summarizes all of the Company's stock option transactions:

                                                                      Stock                      Weighted-                       Stock                            Weighted

                                                                    Options                     Average                        Options                             Average

                                                                Outstanding                 Exercise                      Outstanding                     Exercise

                                                                                                          Price                       Outside of Plan                     Price

  Outstanding, Dec. 31,

    2000,                                                         396,041                       $ 0.08                                             -                        $           -

     Granted                                                4,637,815                       $ 0.06                                             -                        $           -

     Exercised                                                            -                               -                                              -                        $           -

     Cancelled                                                           -                                -                                              -                        $           -

  Outstanding, Dec. 31,

     2001                                                      5,033,856                       $ 0.06                                              -                      $            -

  Exercisable, Dec. 31,

     2001                                                      5,033,856                       $ 0.06                                              -                       $           -

     Information relating to these options is as follows:

                                                                                                                                                                                 Weighted

                                                                                                                                                Weighted-                Average

                                                                                                     Weighted-                          Average                  Exercise

                                                                        Stock                    Average                        Exercise Price              Price of

Exercise                  Stock Options             Options               Remaining                        of Options                  Options

  Price                       Outstanding             Exercisable        Contractual Life                Outstanding              Exercisable

  $ 0.08                         1,037,815                  1,037,815                 9.3 years                            $ 0.08                          $ 0.08

  $ 0.02                         3,600,000                  3,600,000                 9.0 years                            $ 0.02                          $ 0.02

                                    4,637,815                   4,637,815

     For purposes of computing the pro forma disclosures required by SFAS No. 123, the fair value of each option granted to employees and directors is estimated using the Black  Scholes option-pricing model with the following weighted-average assumptions for the year ended December 31, 2001: dividend yields of 0%, expected volatility of 0%, risk-free interest rate of 1.95%, and expected lives of ten (10) years.

    The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

(9) Segment Information

     The Company operates and tracks its results in one operating segment. The Company manages revenues by geographic region, but does not manage operations by region.

    Net revenue by geographic region based on customer locations for the year ended December 31, 2001 was as follows:

                                                                                               Dec. 31, 2001                                    Dec. 31, 2000

            Net revenue

                 United States                                                        $    239,243                                            $     1,180

                 Pacific Rim                                                                1,660,182                                                         -

                 Europe                                                                                     -                                                         -

                 Latin America                                                           9,881,532                                                 39,000

                 Other                                                                                    499                                                          -

                                                                                                 $11,781,456                                        $       40,180

            Elimination

                      adjustments                                                                        -                                                         -

                 Total                                                                        $11,781,456                                        $      40,180

  (10) Discontinued Operations

        In December 2001, the Company sold the operating assets (including tangible and intangible assets) of its wholly owned subsidiary, Axesstel Korea, Ltd. (AKL) to Axess Telecom, Ltd. (ATL), a Korea-based company for proceeds of approximately $4.9 million. ATL paid approximately $3.4 million in cash and assumed certain debts.  The Company recorded gain on disposition of operating assets of AKLof $1,296,901.  Accordingly, AKL was accounted for as a discontinued operation beginning with the 2001 consolidated financial statements and the consolidated statement of operations and comprehensive loss for the six month period ended December 31, 2000 was restated, where applicable, to reflect AKL as a discontinued operation.

    AKL revenues were $1,344,072 and $0 for the year ended December 31, 2001 and for the six-month period ended December 31, 2001, respectively.  The net assets of AKL included in the accompanying consolidated balance sheet as of December 31, 2001 consisted of the following:

                                                                                                                    December 31, 2001

                        Current Assets                                                                 $                 622,734

                        Net property, plant and equipment                                                             -

                        Other assets                                                                                                  99

                        Accounts payable and other current liabilities                             (240,256)

                        Long-term liabilities                                                                                       -

                        Net assets (liabilities) of discontinued operations     $                 382,577

    (11) Subsequent Event

    In March 2002, the Board of Directors of the Company resolved to dissolve Axesstel Korea, Ltd. (AKL).  The dissolution process of AKL was in progress as of the report date.

June 30, 2002 Financial Statements

INDEPENDENT ACCOUNTANTS’

REVIEW REPORT

The Board of Directors

Axesstel, Inc. and Subsidiary

San Diego, California

We have reviewed the accompanying consolidated balance sheet of Axesstel, Inc. and subsidiary as of June 30, 2002 and the related consolidated statements of operations, stockholders’ equity and cash flows for the six-month period (January 1, 2002 through June 30, 2002) then ended, in accordance with Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Axesstel, Inc. and subsidiary.

A review consists principally of inquires of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                                /s/  Kwang-Ho Lee, CPA

                                                                                                                                KENNY H. LEE CPA GROUP

October 18, 2002

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEET

June 30, 2002 (Unaudited)

June 30, 2002
ASSETS
Current assets

Cash and cash equivalents	$ 595,525
Accounts receivable, net of allowance for doubtful accounts of $0	1,688,000
Marketable securities, at fair value (note 3)	76,392
Investment in government bond	366
Prepayments and other current assets	529,045

Total current assets	2,889,328

Property and equipment, net (note 4)	843,668

Other assets (note 5)	810,860

Total assets	$ 4,543,856

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

Accounts payable	$ 1,227,767
Deferred tax liability (note 6)	22,123
Current installments of obligations under capital leases (note 7)	194,084
Accrued expenses and other liabilities	681,320

Total current liabilities	2,125,294

Long-term liabilities

Obligations under capital leases, excluding current installments (note 7)	211,201

Total long-term liabilities	211,201

Commitments and contingencies

Stockholders' equity

Preferred stock, no par value. Authorized 10,000,000 shares; Convertible Series A preferred stock; 4,400,000 shares issued and outstanding (note 5, 8)	1,840,000
Convertible Series B preferred stock; 2,000,000 shares issued and outstanding (note 5)	300,000
Common stock, no par value. Authorized 40,000,000 shares; 11,954,183 shares issued and outstanding (note 8)	50,000
Accumulated other comprehensive loss	(99,331)
Retained earnings	116,692

Total stockholders' equity	2,207,361

Total liabilities and stockholders' equity	$ 4,543,856

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Six-Month Period Ended June 30, 2002 and 2001 (Unaudited)

	2002	2001
Net Sales	$ 3,199,220	$ 9,990,352

Cost of goods sold	2,310,227	8,662,527

Gross Profit	888,993	1,327,825

Selling, general and administrative expenses	893,998	754,869

Operating Income (loss)	(5,005)	572,956

Other income (expense)
Interest income and other income	330,516	7,126
Interest expense and other expense	(19,453)	(105,710)

Total other income (expense)	311,063	(98,584)

Income (loss) before income taxes	306,058	474,372

Provision for income taxes	85,277	800

Net income (loss)	220,781	473,572

Other comprehensive income (loss)
Foreign currency translation adjustment	2,473	-

Comprehensive income (loss)	$ 223,254	$ 473,572

Basic and diluted earnings (loss) per common share	$ 0.02	$ 0.03

Weighted average number of common shares	11,954,183	18,450,098

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

For the Six-Month Period Ended June 30, 2002 (Unaudited)

	Convertible		Convertible						Accumulated Other		Total Stockholders
	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in	Stock	Comprehensive	Retained	Equity
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Subscriptions	Income (Loss)	Earnings	(Deficit)
Balance at December 31, 2001	4,400,000	$1,840,000	2,000,000	$1,500,000	11,954,183	$50,000	-	-	$(101,804)	$(71,193)	$3,217,003
Issuance of Common Stock (note 8)					499,996	-					-
Cancellation of common stock (note 8)					(499,996)	-					-
Reduction in purchase price per share of Series B convertible Preferred stock for debt payment (note 5)				(1,200,000)							(1,200,000)
Unrealized loss on marketable securities (note 3)										(32,896)	(32,896)
Cumulative translation adjustment									2,473		2,473
Net Income										220,781	220,781
Balance at June 30, 2002	4,400,000	$1,840,000	2,000,000	$300,000	11,954,183	$50,000	$ -	$ -	$(99,331)	$116,692	$2,207,361

The accompanying notes are an integral part of these consolidated financial statements.

AXESSTEL, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Six-Month Period Ending June 30, 2002 and 2001 (Unaudited)

	2002	2001
Cash flow from operating activities:
Net Income	$ 220,781	$ 473,572

Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of property and equipment	79,937	12,400
(Increase) decrease in
Accounts receivable	(1,109,138)	39,000
Prepayments and other current assets	(183,315)	(897,353)
Deferred tax assets - other assets	62,354	(2,413)
Prepaid security deposits - other assets	15,022	5,181
Increase (decrease) in
Accounts payable	1,034,393	(33,840)
Deferred tax liability	22,123	-
Accrued expenses and other liabilities	373,358	6,764
Total adjustments	294,734	(870,261)
Net cash provided by (used in) operating activities	515,515	(396,689)

Cash flow from investing activities:
Acquisition of property and equipment	(280,702)	(15,431)
Investment in marketable securities	(109,288)	-
Increase in investment in government bond	(34)	(33)
Retirement of intangible assets (license) - other assets	2,500,000	-
Net cash provided by (used in) investing activities	2,109,976	(15,464)

Cash flow from financing activities:
Reduction in Series B preferred stock (license)	(1,200,000)	-
Repayment of contract payable (license)	(1,300,000)	-
Principal repayments under capital lease obligations	(90,533)	-
Net cash provided by (used in) financing activities	(2,590,533)	-

Cumulative translation adjustment	2,473	-

Net increase (decrease) in cash and cash equivalents	37,431	(412,153)

Cash and cash equivalents at beginning of period	558,094	408,858
Cash and cash equivalents at end of period	$ 595,525	$ (3,295)

Supplemental disclosure of cash flow information:
Cash paid during period for:
Interest	$ -	$ -
Income tax	$ 800	$ -

The accompanying notes are an integral part of these financial statements.

AXESSTEL, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

  (1) Organization and Line of Business

    Axesstel, Inc. (the Company) was incorporated in the state of California on July 12, 2000. It develops, designs, and markets telecommunication products such as WLL CDMA and TDD with state-of-the art high speed data access modules based on Qualcomm's High Data Rate (HDR). Most of the products are distributed to overseas markets such as the third-world developing countries, and some to the domestic telecommunication wholesalers.  The Company established a wholly owned subsidiary named 'Axesstel Korea, Ltd.' in Korea in July 2000, in order to engage in research and development activities and to outsource manufacturers of telecommunication products and parts.

  (2) Summary of Significant Accounting Policies

     Affirmative Statement

    The accompanying consolidated financial statements have been adjusted to include all adjustments which in the opinion of the management of the Company are necessary in order to make the consolidated financial statements not misleading.

     Principles of Consolidation

    The consolidated financial statements include the accounts of Axesstel, Inc. and its wholly owned subsidiary, Axesstel Korea, Ltd. All significant inter-company accounts and transactions are eliminated in consolidation.

     Revenue Recognition

    Revenues on product sales are generally recognized when products are shipped. The Company does not provide specific return policy. When the products are returned, the Company normally exchanges the products or provides credits to the customers. The returned products are directly shipped out to the supplier and receive new products or credits from the supplier. The Company does not provide sales discounts to the customers.

     Comprehensive Income

    For the year ended December 31, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income." This statement establishes standards for reporting comprehensive income and its components in a financial statement. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources. Examples of items to be included in comprehensive income, which are excluded from net income, include foreign currency translation adjustments and unrealized gains and losses on available-for-sale securities.

     Cash and Cash Equivalents

    For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with an original maturity of six months or less to be cash equivalents.

     Marketable Securities

    Marketable securities consist of common stock. Marketable securities are state at market value as determined by the most recently traded price of each security at the balance sheet date. All marketable securities are defined as available-for-sale securities under the provisions of Statement of Financial Accounting Standards No. ("SFAS") 115, "Accounting for Certain Investments in Debt and Equity Securities."

    The Company determines the appropriate classification of its investments in marketable securities at the time of purchase and re-evaluates such determination at each balance sheet date. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported as a separate component of stockholders' equity. The cost of investments sold is determined on the specific identification or the first-in, first-out method.

     Property and Equipment

    Property and equipment are recorded at cost. Maintenance and repairs are expensed as paid, and expenditures that increase the useful life of the asset are capitalized.  For financial reporting purposes, depreciation is provided using the straight-line method over the following estimated useful lives of the respective assets.

                 Machinery and equipment                             5 to 6 years

                 Office equipment                                             5 to 6 years

                 Furniture and fixtures                                      6 to 7 years

                 Leasehold improvements                               5 to 6 years

     Fair Value of Financial Instruments

    The Company measures its financial assets and liabilities in accordance with the requirements of Statements of Financial Accounting Standards No. 107, "Disclosures About Fair Value of Financial Instruments." The carrying values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximate fair value due to their short-term maturities of these instruments. The carrying amount of the contract payable also approximates fair value, because the estimated fair value of the contract is based upon the current rate at which the Company could borrow fund with a similar maturity.

     Stock-Based Compensation

    SFAS No. 123, "Accounting for Stock-Based Compensation," establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current implicit value accounting method specified in Accounting Principles Bulletin ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," to account for stock-based compensation issued to employees. The Company has elected to use the intrinsic value based method and has disclosed the pro forma effect of using the fair value based method to account for its stock-based compensation.

     Income Taxes

    The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard (SFAS) No. 109, "Accounting for Income Taxes", which was adopted in 2000.

    In accordance with SFAS No. 109, Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial report amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period, if any, and the change during the period in deferred tax assets and liabilities.

     Earnings per Share

    The Company utilizes SFAS No. 128, "Earnings per Share." A basic earnings per share is computed by dividing earnings available to common shareholders by the weighted-average number of common shares outstanding. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

     Foreign Currency Exchange Gains and Losses

    The reporting currency for the Company is the United States dollar. The functional currency of the Company's foreign subsidiary is the Korean won. Subsidiary's assets and liabilities are translated into United States dollars at the exchange rate in effect at the balance sheet date. Revenue and expenses are translated at weighted average rate of exchange prevailing during the period. The resulting cumulative translation adjustments are disclosed as a component of accumulative other comprehensive income (loss) in shareholders' equity. Foreign currency transaction gains and losses are recorded in the statements of operations and comprehensive loss as a component of general and administrative expense.

     Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Certain Risks and Concentrations

    Ongoing customer credit evaluations are performed by the Company, and collateral is not required. The Company maintains allowances for potential returns and credit losses. Management believes that no allowance is needed at June 30, 2002.

    The Company's products include components subject to rapid technological change.  Significant technological change could adversely affect the Company's operating results and subject the Company to product returns. While the Company has ongoing programs to minimize the adverse effect of such changes and considers technological change in estimating its allowances, such estimates could change in the future.

     Two customers accounted for 57% and 26% of the Company's net revenues for the six-month period ended June 30, 2002 and one customer accounted for 99% of the Company's net revenues for the six-month period ended June 30, 2001. At June 30, 2002, the amounts due from such customers were $788,538 and $433,200, respectively, which were included in accounts receivable.

    For the six-month period ended June 30, 2002, the Company purchased approximately  99% of its products from one supplier. At June 30, 2002, the amount due to such supplier was $1,118,630, which was included in accounts payable.

  (3) Marketable Securities

     Marketable securities are carried on the balance sheet at their market value as follows:

                                                                                                                                           Translation

     Type                               Cost                        Unrealized gain (loss)                      Gain & others                        Market value

     Equity securities        $100,000                             ($32,896)                                          $9,288                                      $76,392

     Total                            $100,000                              ($32,896)                                         $9,288                                      $76,392

For the six-month period ended June 30, 2002, no gain (loss) from sales of securities was realized as none of the securities were sold during the period.

  (4) Property and Equipment

     Property and equipment at June 30, 2002 consist of the following:

                    Machinery and equipment                                 $ 864,342

                    Office equipment                                                      94,940

                    Furniture and fixtures                                              16,519

                    Leasehold improvements                                          2,314

                                                                                                       978,115

                    Less: accumulated depreciation                            134,447

                        Total                                                                 $ 843,668

Depreciation expense was $69,269 for the six-month period ended June 30, 2002.

  (5) Other Assets

    Other assets consist of security deposits, licensing fee and goodwill.

     Licensing Fee Related Party Transaction

    In November 2000, the Company entered into a 'Subscriber Unit License Agreement (the Agreement)' with Qualcomm, Inc. and obtained a license of CDMA (Code Division Multiple Access) technology, Qualcomm's intellectual property, to manufacture and sell Subscriber Units and to purchase certain components and equipment from time to time under regular price orders.

    The 'Agreement' called for the "Up-Front License Fee" of $3,000,000, payable with the Company's Series B Preferred Stock for $1,500,000 and the variable five installment payments for the remaining $1,500,000 maturing no later than three hundred sixty (360) days after the effective date, with no interest.

    Pursuant to the 'Agreement', the Company issued 2,000,000 shares of the Company's Series B Preferred Stock for the purchase price of $0.75 per share of Series B Preferred Stock in November 2000.

     In March 2002, the terms and conditions of the 'Agreement' were amended again. Pursuant to the 'Amended Agreement', $3,000,000 of the "Up-Front License Fee" was reduced to $500,000, and by reducing the purchase price of the Company's Series B Preferred Stock from $0.75 to $0.15 per share and retaining the number of Series B Preferred Stock at 2,000,000 shares, the remaining balance of $300,000 as of the Amendment date was acknowledged as fully paid.

     In accordance with the 'Amended Agreement', the Company was granted a personal, nontransferable, worldwide and nonexclusive license under Qualcomm's Intellectual Property to make, import, use and sell, lease or otherwise dispose of CDMA Modem Cards solely for Wireless Applications.

     Goodwill

     In November 2000, the Company entered into an 'Asset Purchase and Sale Agreement (the "Agreement")' with Addcom Information, Inc. (AII), a Korea-based company to purchase all of the assets, both tangible and intangible, including North and South America selling rights of WLL CDMA, used in connection with AII's U.S.A.-based business.

     Pursuant to the 'Agreement', the Company issued to AII 2,000,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in consideration for tangible assets of $20,000 and intangible assets (goodwill) of $320,000 of AII's U.S.A.-based business and cash injection of $500,000 from AII.

     In accordance with Accounting Principles Bulletin (APB) Opinion No. 17, 'Intangible Assets', the goodwill acquired is being amortized by straight-line method over a fifteen-year period. Amortization expense for the six-month period ended June 30, 2002 was $10,667.  At June 30, 2002, goodwill, net of amortization, amounted to $286,222.

  (6) Income Taxes Deferred Tax Liability

     The following table presents the current and deferred income tax (benefit) provision for federal and state income taxes for the six-month period ended June 30, 2002:

            Current tax provision:

                 Federal                                                            $             -

                 State                                                                $         800

                                                                                          $         800

            Deferred tax (benefit) provision:

                 Federal                                                            $   67,737

                 State                                                                $   16,740

                                                                                          $   84,477

            Less: deferred tax assets at Dec. 31, 2001           62,354

            Deferred tax liability at June 30, 2002              $   22,123

    Current income taxes are based upon the year's income taxable for federal and state tax reporting purposes. Deferred income taxes (benefits) are provided for certain income and expenses, which are recognized in different periods for tax and financial reporting purposes.

     Deferred income tax assets and liabilities are computed annually for differences between the financial statements and tax basis of assets and liabilities that will result in taxable or deductible amount in the future based on enacted tax laws and rates applicable to the period in which the differences are expected to affect taxable income.

     In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.  Management considers the scheduled reversal of deferred tax liabilities, the projected future taxable income and tax planning strategies in making this assessment. Based on projections for future taxable income over the periods, during which the deferred tax assets are deductible, management believes that it is more likely that most of the deferred tax assets will be realized.

     As of June 30, 2002, the Company had net operating loss carryforwards fully expired for federal income tax purposes.

  (7) Commitments and Contingencies

     Leases

     In July 2001, the Company is obligated under various capital leases for certain equipment that expire in June 2004.

     At October 15, 2001, the Company also entered into a non-cancelable operating lease expiring November 2006 for office space. The lease contains a provision for fixed rent increase, not more than three (3) percent per annum, along with increase in certain operating expenses.

    Rent expense charged to operations for the six-month period ended June 30, 2002 was $37,600.

    Future minimum lease payments under the non-cancelable operating lease and the present value of future minimum capital lease payments as of June 30, 2002 are as follows:

                                                                                                                  Capital                                Operating

                                                                                                                   Leases                                    Lease

          Year Ending December 31,

                            2002                                                                              $ 110,250                                $ 56,400

                            2003                                                                                 221,029                                 112,800

                            2004                                                                                 110,514                                 112,800

                            2005                                                                                             -                                 112,800

                            2006                                                                                             -                                 103,400

          Total minimum lease payments                                                   $ 441,793                             $ 498,200

          Less amount representing interest

                 (at rates ranging from 8.41% to 8.48%)                                    36,508

            Present value of net minimum

               Capital lease payments                                                               405,285

             Less current installments of capital

                lease obligations under capital leases                                    194,084

            Obligations under capital

                leases, excluding current                                                        $ 211,201

     Litigation

     Based upon advice from legal counsel, there are neither existing claims nor pending or threatened litigation, either asserted or unasserted, which would be material to the Company.

  (8) Stockholders' Equity

     Preferred Stock

     Under the Company's second amended and restated Articles of Incorporation, preferred stock may be issued in series, and the Company's Board of Directors is authorized to determine the rights, preferences, and terms of each series.

     Dividends

     The holders of outstanding shares of Series A and Series B preferred stock are entitled to receive in any fiscal year, out of any assets at the time legally available, dividends in cash at the rate per annum of Three Cents ($0.03) per share and Six Cents ($0.06) per share, respectively. Such dividends may be payable quarterly or otherwise, as the Board of Directors may from time to time determine and are not cumulative. As of December 31, 2001, no dividends have been declared.

     Liquidation

     In the event of any liquidation, dissolution, or winding up of the Company, either voluntary or involuntary, the holders of shares of Preferred Stock then outstanding are entitled to be paid, out of any assets of the Company available for distribution to its shareholders, whether from capital, surplus or earnings, before any payment shall be made with the respect to the Company's Common Stock, an amount equal to the sum of Forty-One and Sixty-Six One-hundredths Cents ($0.4166) per share of Series A Preferred Stock and an amount equal to the sum of Seventy-Five Cents ($0.75) per share of Series B Preferred Stock, as adjusted to reflect any subsequent stock dividends, stock splits or recapitalizations, and all declared and unpaid dividends to the date fixed for distribution.

     Voting

     The shares of Preferred Stock are voted equally with the shares of the Company's Common Stock at any annual or special meeting of shareholders of the Company, or may act by written consent in the same manner as the Company's Common Stock.

     Conversion

     At the option of the holder, each share of preferred stock is convertible into the number of fully paid and non-assessable shares of common stock which results from dividing the conversion price per share in effect for the preferred stock at the time of conversion into the per share conversion value of such shares. The number of shares of common stock into which each share of Series A and Series B Preferred Stock may be converted is determined by dividing Forty-One and Sixty-Six One-Hundredths Cents ($0.4166) and Seventy-Five Cents ($0.75), respectively, by the conversion price for the Series A and Series B Preferred Stock in effect at the time of conversion. The number of shares into which a share of preferred stock is convertible is referred to as the conversion rate.

     Conversion is automatic at its then effective conversion rate immediately upon the closing of a firm commitment underwritten public offering pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock in which the aggregate proceeds to the Company of at least Ten Million Dollars ($10,000,000) (a "Qualified IPO") or upon the election to convert to common stock all shares of Series A preferred Stock and Series B Preferred Stock with the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a class.

    In November 2000, pursuant to the 'Stock Purchase Agreement' made on July 7, 2000, the Company issued to TBK Electronics Corp. 2,400,000 shares of the Company's Series A Preferred Stock for the purchase price of $0.4166 per share of Series A Preferred Stock in cash consideration of $1,000,000.

     Common Stock

     Each share of common stock is entitled to one vote. The holders of common stock are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors, subject to the prior rights of holders of all classes of stock outstanding.

     For the six-month period ended June 30, 2002, the Company cancelled 499,996 shares of common stock, which was issued in July 2001 and, on the same date, re-issued 499,996 shares of common stock by transferring stock certificates. As of June 30, 2002, 11,954,183 shares of common stock were issued and outstanding.

      Stock Options

     The Company has two incentive stock option plans, Plan A and Plan B, under which shares of common stock are reserved for issuance to employees and consultants. Under the Plans, the Company may grant up to 3,000,000 and 3,600,000 incentive stock options or non-statutory options under Plan A and Plan B, respectively.

     The Company has adopted only the disclosure provisions of SFAS No. 123. It applies Accounting Principles Bulletin ("APB") Option No. 25, "Accounting for Stock Issued to Employees," and related interpretations in accounting for its plans and does not recognize compensation expense for its stock-based compensation plans other than for restricted stock and options issued to outside third parties. If the Company had elected to recognize compensation expense based upon the fair value of the share price (determined by the approximate market price at the time of grant) at the grant date for awards under this plan consistent with the methodology prescribed by SFAS No.123, the Company's net income and earnings per share would be reduced to the pro forma amounts indicated below for the six-month period ended June 30, 2002:

                 Net income

                    As reported                                                          $ 220,781

                         Pro forma                                                         $ 149,758

                 Basic earnings per common share

                    As reported                                                          $      0.02

                    Pro forma                                                              $       0.01

     The following summarizes all of the Company's stock option transactions:

                                                                      Stock                      Weighted-                       Stock                            Weighted

                                                                    Options                     Average                        Options                             Average

                                                                Outstanding                 Exercise                      Outstanding                     Exercise

                                                                                                          Price                       Outside of Plan                     Price

  Outstanding, Dec. 31,

    2001,                                                      5,033,856                       $ 0.06                                             -                        $           -

     Granted                                                1,927,126                       $ 0.06                                             -                        $           -

     Exercised                                                            -                               -                                              -                        $           -

     Cancelled                                                           -                                -                                              -                        $           -

  Outstanding, June 30,

     2002                                                      6,960,982                       $ 0.06                                              -                      $            -

  Exercisable, June 30,

     2002                                                      6,960,982                       $ 0.06                                              -                       $           -

     Information relating to these options is as follows:

                                                                                                                                                                                 Weighted

                                                                                                                                                Weighted-                Average

                                                                                                     Weighted-                          Average                  Exercise

                                                                        Stock                    Average                        Exercise Price              Price of

Exercise                  Stock Options             Options               Remaining                        of Options                  Options

  Price                       Outstanding             Exercisable        Contractual Life                Outstanding              Exercisable

  $ 0.08                           208,000                     208,000                 9.8 years                            $ 0.08                          $ 0.08

  $ 0.02                        1,719,126                  1,719,126                 9.5 years                            $ 0.02                          $ 0.02

                                    1,927,126                  1,927,126

     For purposes of computing the pro forma disclosures required by SFAS No. 123, the fair value of each option granted to employees and directors is estimated using the Black  Scholes option-pricing model with the following weighted-average assumptions for the six-month period ended June 30, 2002: dividend yields of 0%, expected volatility of 0%, risk-free interest rate of 1.75%, and expected lives of ten (10) years. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

(9) Segment Information

     The Company operates and tracks its results in one operating segment. The Company manages revenues by geographic region, but does not manage operations by region.  Net revenue by geographic region based on customer locations for the six-month period ended June 30, 2002 was as follows:

                                                                                               June 30, 2002                                    June 30, 2001

            Net revenue

                 United States                                                        $ 3,199,220                                             $ 26,500

                 Pacific Rim                                                                              -                                                 82,320

                 Europe                                                                                     -                                                          -

                 Latin America                                                                         -                                            9,881,532

                 Other                                                                                        -                                                          -

                                                                                                  $ 3,199,220                                        $ 9,990,352

            Elimination

                      adjustments                                                                        -                                                         -

                 Total                                                                        $ 3,199,220                                        $ 9,990,352

  (10) Subsequent Event

     On July 16, 2002, the Company and Miracom Industries, Inc., a Nevada Corporation ("Miracom"), currently listed on the Over-the-Counter (OTC) Bulletin Board (BB) of NASDAQ, entered into a 'Corporate Combination Agreement' pursuant to which the Company will become a wholly-owned subsidiary of Miracom. Pursuant to the 'Agreement', Miracom will acquire all of the issued and outstanding shares of the Company in exchange solely for the number of shares of Miracom's authorized but unissued shares of common stock, par value $0.001. The Exchange qualifies as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986 and as a transaction in securities exempt from registration or qualification under the Securities Act of 1933.

    On August 22, 2002, the 'Corporate Combination Agreement' was first amended. Pursuant to the 'Amendment', Miracom acquired through a tender offer one hundred percent (100%) of the issued and outstanding capital stock of the Company. The

Company's stockholders received 0.302591758 shares of common stock of Miracom for each one (1) share of the Company's common stock they owned immediately prior to the closing of the transaction. Miracom also assumed each outstanding option and warrant for the purchase of the Company's common stock. The number of shares subject to each outstanding option or warrant was adjusted so that each option or warrant to purchase one (1) share of the Company's common stock was an option or warrant to purchase 0.302591758 share of Miracom's common stock.

    Pursuant to the 'Amendment', the name of Miracom Industries, Inc. will be changed to "Axesstel, Inc.", a Nevada Corporation and the name of the Company will remain "Axesstel, Inc.", a California Corporation.

     As of the balance sheet date, the 'Agreement' and the 'Amendment' were executed and accepted as effective August 22, 2002.

Pro Forma Financial Statements

MIRACOM INDUSTRIES, INC. AND AXESSTEL, INC.

Unaudited Pro Forma Combined Financial Information

    The following unaudited pro forma combined financial statements give effect to the corporate combination using the purchase method of accounting as prescribed by Statement of Financial Accounting Standards No. 141, "Business Combination."  The following unaudited pro forma combined financial statements and the accompanying notes should be read in conjunction with the historical financial statements and related notes of Miracom Industries, Inc. and Axesstel, Inc. which are included elsewhere in this document.

    The unaudited pro forma combined financial statements are provided for information purposes only and do not purport to represent what the combined financial position and results of operations would have been had the corporate combination in fact occurred on the dates indicated. The following unaudited pro forma combined balance sheet represents the combined financial position of Miracom and Axesstel as of June 30, 2002, assuming that the corporate combination occurred on June 30, 2002.  The unaudited pro forma combined statements of operations give effect to the proposed corporate combination of Miracom and Axesstel by combining the results of operations for the year ended December 31, 2001 and the six-month period ended June 30, 2002.  The unaudited pro forma combined financial statements are presented for illustrative purposes only.  The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

MIRACOM INDUSTRIES, INC. AND AXESSTEL, INC.

Pro Forma Combined Balance Sheet

June 30, 2002 (Unaudited)

	MIRACOM	AXESSTEL	PRO FORMA ADJUSTMENTS	PRO FORMA
ASSETS
Current Assets
Cash and cash equivalents	$ -	$ 595,525	-	$ 595,525
Accounts Receivable, net allowance for doubtful accounts of $0	112,282	1,688,000		1,800,282
Marketable securities, at fair value	-	76,392	-	76,392
Investment in government bond	-	366	-	366
Prepayments and other current assets	30,326	529,045	-	559,371
Inventories	31,990	-	-	31,990

Total Current Assets	174,598	2,889,328	-	3,063,926

Property and equipment	8,679	843,668	-	852,347

Other assets	965	810,860	-	811,825

Total assets	$ 184,242	$ 4,543,856	$ -	$ 4,728,098

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable (Note 3)	$ 229,751	$ 1,227,767	$ (229,751)	$ 1,227,767
Overdraft with bank (Note 2)	10		(10)	-
Note payable, convertible (Note 3)	147,000	-	(147,000)	-
Deferred tax liability	-	22,123	-	22,123
Current installments of obligations under capital leases	-	194,084	-	194,084
Accrued expenses and other liabilities (Notes 2 and 3)	250,470	681,320	(250,470)	681,320

Total current liabilities	627,231	2,125,294	(627,231)	2,125,294

Long-term liabilities
Obligations under capital leases, excluding current installments	-	211,201	-	211,201

Total long-term liabilities	-	211,201	-	211,201

Stockholders' equity
Preferred stock, no par value. Authorized 10,000,000 shares;
Convertible Series A preferred stock; 4,400,000 shares issued and outstanding (Note 4)	-	1,840,000	(1,840,000)	-
Convertible Series B preferred stock; 2,000,000 shares issued and outstanding (Note 4)	-	300,000	(300,000)	-
Common stock, par value $0.001 per share. Authorized 50,000,000 shares;
6,077,816 shares issued and outstanding (Note 1)	729	50,000	(44,651)	6,078
Additional paid-in capital (Notes 1,2,3 and 4)	284,130	-	2,811,882	3,096,012
Accumulated other comprehensive loss	-	(99,331)	-	(99,331)
Retained earnings (deficits)	(727,848)	116,692	-	(611,156)

Total stockholders' equity	(442,989)	2,207,361	627,231	2,391,603

Total liabilities and stockholders' equity	$ 184,242	$ 4,543,856	$ -	$ 4,728,098

MIRACOM INDUSTRIES, INC. AND AXESSTEL, INC.

Pro Forma Combined Statement of Operations

For the Six-Month Period EndedJune 30, 2002 (Unaudited)

	MIRACOM	AXESSTEL	PRO FORMA ADJUSTMENTS	PRO FORMA

Net Sales	-	$ 3,199,220	-	3,199,220

Cost of goods sold	-	2,310,227	-	2,310,227

Gross profit	-	888,993	-	888,993

Selling, general and administrative expenses	124,290	893,998	-	1,018,288

Operating income (loss)	(124,290)	(5,005)	-	(129,295)

Other income (expense)
Interest income and other income	-	330,516	-	330,516
Interest expense and other expense	(235)	(19,453)	-	(19,688)

Total other income (expense)	(235)	311,063	-	310,828

Income (loss) before income taxes	(124,525)	306,058	-	181,533

Provision for income taxes	800	85,277	-	86,077

Net income (loss)	(125,325)	220,781	-	95,456

Other comprehensive income (loss)
Foreign currency translation adjustment	-	2,473	-	2,473

Comprehensive income (loss)	(125,325)	$ 223,254	-	$ 97,929

Basic and diluted earnings (loss) per common share	($0.02)	$0.02	-	$0.02

Weighted average number of common shares	7,291,821	11,954,183	-	6,077,816

MIRACOM INDUSTRIES, INC. AND AXESSTEL, INC.

Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2001

	MIRACOM	AXESSTEL	PRO FORMA ADJUSTMENTS	PRO FORMA

Net Sales	$ 173,500	$ 11,781,456	$ -	$11,954,956

Cost of goods sold	166,730	9,586,995	-	9,753,725

Gross profit	6,770	2,194,461	-	2,201,231

Selling, general and administrative expenses	185,258	1,923,891	-	2,109,239

Operating income (loss)	(178,488)	270,480	-	91,992

Other income (expense)
Interest income and other income	-	7,470	-	7,470
Interest expense and other expense	(3,285)	(23,973)	-	(27,258)

Total other income (expense)	(3,285)	(16,503)	-	(19,788)

Income (loss) from continuing operations before income taxes	(181,773)	253,977	-	72,204

Provision for income taxes	800	134,512	-	135,312

Income (loss) from continuing operations	(182,573)	119,465	-	(63,108)

Discontinued operations:
Income (loss) from discontinued operations (Note 5)	-	(1,043,935)	1,043,935	-
Gain on disposition of operating assets of subsidiary (Note 5)	-	1,296,901	(1,296,901)	-

Income (loss) from discontinued operations (Note 5)	-	252,966	(252,966)	-

Net income (loss)	(182,573)	372,431	(252,966)	(63,108)

Other comprehensive income (loss)
Foreign currency translation adjustment	-	(286,458)	-	(286,458)

Comprehensive income (loss)	(182,573)	$ 85,973	$ 252,966	$ 349,566

Basic and diluted earnings (loss) per common share	($0.03)	$0.01	-	($0.06)

Weighted average number of common shares	6,488,734	16,507,863	-	6,077,816

MIRACOM INDUSTRIES, INC. AND AXESSTEL, INC.

Notes to Pro Forma Financial Statements

(1)    Adjustment to record changes for additional stock issued and recapitalize Miracom with the capital structure of Axesstel and to reflect the one to twenty-nine reverse split of the outstanding shares of Miracom.

(2)    Liabilities assumed by a certain Miracom shareholder.

(3)    To convert outstanding debt into shares of common stock.

(4)    To convert preferred stock into shares of common stock.

(5)    Eliminate income from discontinued operations.

Exhibit No.	Description
1.1

Corporate Combination Agreement, dated as of July 16, 2002, by and between the Company and Axesstel, Inc., with Amendment date August 23, 2002. (See Miracom Industries, Inc. Form 8-K, filed September 16,2002)

1.2	Subscription Agreement, dated on or about July 16, 2002, by and among the Company and each of the stockholders of Axesstel, Inc. (See Miracom Industries, Inc. Form 8-K, filed September 16,2002)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2002	Axesstel, Inc. By: /s/ Satoro Yukie Satoro Yukie, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Corporate Combination Agreement, dated as of July 16, 2002, by and between the Company and Axesstel, Inc., with Amendment dated August 23, 2002. (See Miracom Industries, Inc. Form 8-K, filed September 16,2002)

1.2	Subscription Agreement, dated on or about July 16, 2002, by and among the Company and each of the stockholders of Axesstel, Inc.(See Miracom Industries, Inc. Form 8-K, filed September 16,2002)